Exhibit 10.2

TERM LEASE SUPPLEMENT

Date Prepared: 01/18/10 Customer No.: 8594995 Customer Address 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Installed at Location 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Supplement Number: D00G27267 IBM CSO Location: JWQ IBM CSO Location Address IBM CREDIT LLC 4111 NORTHSIDE PKWY ATLANTA, GA 30327-3015 ATTN: JULIANA GUSMAO (EXT. 4144) Ph: 800-819-8206 Fax: 845-264-6268	Term Lease Master Agreement No.: Associated Supplement Nos.: Summary Supplement No: Amendment Nos.: Addendum Nos.: Quote Letter No.:	4209635 D0307333302
Customer Reference:

	Location/		Leased or Financed Item:	Plant Order			(*)					Estimated
Line	Lessor	Installed	Type Model/Feature	or	Serial	(*)	Purchase	(*)				Commencement
No.	Customer No.	State	Description	MES No.	No.	Option	Option	Term				/Release Date
001	8594995/ 6369987	OH	2858-A20 N6040 Model A20			B$	$1	24				01/10

Notwithstanding anything to the contrary in the Agreement, the parties agree that the payment of the Rent and/or any associated financing shall commence on the Payment Commencement Date shown on the face of the Supplement. The Term shall expire at the end of the number of months specified as “Term” on the Supplement for such transaction, following the Payment Commencement Date. All other obligations of the Lessee under the Agreement shall be effective on the Rent Commencement Date.

Supplier Name AVNET INC			Supplier Customer No. 8431809			(*) Security Deposit				(*) Interim Rent Applies NO		Payment Period QUARTERLY IN ADVANCE Payment Commencement Date **
									*** Total Amount Financed (all pages) 410,974.84		*** Total Rent (all pages) Taxes may Apply 57,618.00

(*)	See page 4 for explanations, definitions and additional terms.

(**)	First of the month following the date as indicated on the COA or the Date of Installation.

RATE VALIDITY DATE: 01/21/10.

***	Details Available Upon Request.
THE TERM LEASE MASTER AGREEMENT (THE “AGREEMENT”) REFERENCED ABOVE, IS HEREBY INCORPORATED BY REFERENCE AND LESSEE HEREUNDER SHALL BE BOUND TO THE TERMS AND CONDITIONS OF THE AGREEMENT AS LESSEE. THE AGREEMENT, THIS SUPPLEMENT AND ANY APPLICABLE ATTACHMENTS OR ADDENDA ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREIN. THESE DOCUMENTS SUPERSEDE ANY PRIOR ORAL OR WRITTEN COMMUNICATIONS BETWEEN THE PARTIES. BY SIGNING BELOW, LESSEE REPRESENTS AND WARRANTS THAT LESSEE’S NAME AS SET FORTH IN THE SIGNATURE BLOCK BELOW IS LESSEE’S EXACT LEGAL NAME, AND THE INFORMATION IDENTIFYING LESSEE’S STATE OF ORGANIZATION IS TRUE, ACCURATE AND COMPLETE IN ALL RESPECTS. BY SIGNING BELOW, BOTH PARTIES AGREE TO THE TERMS REPRESENTED BY THIS SUPPLEMENT AS IT MAY BE AMENDED OR MODIFIED. IF AGREED TO IN WRITING BY LESSEE, LESSEE AUTHORIZES LESSOR TO CHANGE THE AMOUNT FINANCED AND/OR THE RENT. LESSEE FURTHER AUTHORIZES LESSOR TO INSERT MACHINE SERIAL NUMBERS ON THIS SUPPLEMENT AS THEY BECOME AVAILABLE, WITHOUT FURTHER AUTHORIZATION FROM LESSEE. DELIVERY OF AN EXECUTED COPY OF ANY OF THE DOCUMENTS REFERENCED ABOVE BY FACSIMILE OR OTHER RELIABLE MEANS SHALL BE DEEMED TO BE AS EFFECTIVE FOR ALL PURPOSES AS DELIVERY OF A MANUALLY EXECUTED COPY. LESSEE ACKNOWLEDGES THAT LESSOR MAY MAINTAIN A COPY OF THESE DOCUMENTS IN ELECTRONIC FORM AND AGREES THAT A COPY REPRODUCED FROM SUCH ELECTRONIC FORM OR BY ANY OTHER RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY, IMAGE OR FACSIMILE) SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL. IF INDICATED HERE, THE FOLLOWING ATTACHMENTS SHALL APPLY TO AND BE INCORPORATED BY REFERENCE:

Accepted by:
IBM Credit LLC
STREAMLINE HEALTH, INC.
Lessee
For or as Lessor:

By:	By:	/s/ Donald E. Vick, Jr. Interim CFO
Authorized Signature		Authorized Signature

Donald E. Vick, Jr. Interim CFO 1/19/10

Name (Type or Print) Date	Name (Type or Print) Date

State of Organization: OH

TERM LEASE SUPPLEMENT
CONTINUATION SHEET

Date Prepared: 01/18/10 Customer No.: 8594995 Customer Address 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Installed at Location 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Supplement Number: D00G27267 IBM CSO Location: JWQ IBM CSO Location Address IBM CREDIT LLC 4111 NORTHSIDE PKWY ATLANTA, GA 30327-3015 ATTN: JULIANA GUSMAO (EXT. 4144) Ph: 800-819-8206 Fax: 845-264-6268	Term Lease Master Agreement No.: Associated Supplement Nos.: Summary Supplement No: Amendment Nos.: Addendum Nos.: Quote Letter No.:	4209635 D0307333302
Customer Reference:

	Location/		Leased or Financed Item:	Plant Order			(*)		Estimated
Line	Lessor	Installed	Type Model/Feature	or	Serial	(*)	Purchase	(*)	Commencement
No.	Customer No.	State	Description	MES No.	No.	Option	Option	Term	/Release Date
002	8594995/	OH	2858-A20			B$	$1	24	01/10
	6369987		N6040 Model A20

003	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

004	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

005	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

006	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

007	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

008	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

009	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

010	8594995/	OH	2861-001			B$	$1	24	01/10
	6369987		EXN1000 SATA expansion u

									Payment Period

									QUARTERLY
									IN ADVANCE
RATE VALIDITY DATE: 01/21/10.

TERM LEASE SUPPLEMENT
CONTINUATION SHEET

Date Prepared: 01/18/10 Customer No.: 8594995 Customer Address 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Installed at Location 10200 ALLIANCE RD STE 200 CINCINNATI, OH 45242-4716	Supplement Number: D00G27267 IBM CSO Location: JWQ IBM CSO Location Address IBM CREDIT LLC 4111 NORTHSIDE PKWY ATLANTA, GA 30327-3015 ATTN: JULIANA GUSMAO (EXT. 4144) Ph: 800-819-8206 Fax: 845-264-6268	Term Lease Master Agreement No.: Associated Supplement Nos.: Summary Supplement No: Amendment Nos.: Addendum Nos.: Quote Letter No.:	4209635 D0307333302
Customer Reference:

	Location/		Leased or Financed Item:	Plant Order			(*)		Estimated
Line	Lessor	Installed	Type Model/Feature	or	Serial	(*)	Purchase	(*)	Commencement
No.	Customer No.	State	Description	MES No.	No.	Option	Option	Term	/Release Date
011	8594995/	OH	2863-004			B$	$1	24	01/10
	6369987		N Series EXN4000

012	8594995/	OH	2863-004			B$	$1	24	01/10
	6369987		N Series EXN4000

013	8594995/	OH	2863-004			B$	$1	24	01/10
	6369987		N Series EXN4000

014	8594995/	OH	2870-582			B$	$1	24	01/10
	6369987		N6040 Model 582

015	8594995/	OH	2870-582			B$	$1	24	01/10
	6369987		N6040 Model 582

016	8594995/	OH	7014-T42			B$	$1	24	01/10
	6369987		RS/6000 System Rack

017	8594995/	OH	7014-T42			B$	$1	24	01/10
	6369987		RS/6000 System Rack

018	8594995/	OH	9SSR-001		B991440	S	NA	24	01/10
	6369987		REMARKETED SERVICEELITE

019	8594995/	OH	9994-001		B991441	T	NA	24	01/10
	6369987		VENDOR SOURCED PRODUCTS/SVCS

									Payment Period

									QUARTERLY
									IN ADVANCE
RATE VALIDITY DATE: 01/21/10.

TERM LEASE SUPPLEMENT — Additional Terms and Conditions
Supp. No.: D00G27267

OPTION CODES.

B	Lease with fair market value end-of-lease options and Lessor is owner for tax purposes
B+	Lease with fair market value end-of-lease options
B’	Lease with prestated end-of-lease options and Lessor assumes Lessee is owner for tax purposes
B$	Lease with $1.00 end-of-lease purchase option and Lessor assumes Lessee is owner for tax purposes
G	Lease with fair market value end-of-lease options for tax exempt Lessees
G’	Lease with $1.00 end-of-lease purchase option for tax exempt Lessees
L	Lease for used Equipment supplied by Lessor
LG	Lease for used Equipment supplied by Lessor for tax exempt Lessees
S	Loan for IBM Financed Items
S’	Loan for IBM Financed Items for tax exempt Lessees
T	Loan for non-IBM Financed Items
T’	Loan for non-IBM Financed Items for tax exempt Lessees
IBM Credit LLC makes no representation whatsoever regarding Lessee’s accounting treatment related to any transaction under the Agreement or this Supplement.
TERM.
Number: Indicates number of months of the Lease Term.
CO: Coterminous Lease. Term of Equipment and associated item of Equipment expire simultaneously.
PURCHASE OPTIONS (END-OF-LEASE ONLY).

FM:	Fair market sales value at end-of-Lease
CL:	Contact IBM Credit for purchase price
Number:	Prestated purchase percent. Purchase price will be the Unit Purchase Price times this %.
NA:	Not Applicable
$1:	Purchase price is one dollar ($ 1.00)
INTEREST RATES. The Interest Rate, if stated, is the annual percentage rate (“APR”) which shall not exceed the lesser of the APR set forth on the front of this Supplement or the highest rate from time to time permitted by applicable law.
RATE PROTECTION. The Rates stated on the Supplement are not subject to change if the Supplement is signed and returned to Lessor by the rate validity date indicated on the face of the Supplement and Equipment is either (i) supplied by IBM and installed by the last day of the month of the Estimated Commencement Date or (ii) not supplied by IBM, and a certificate of acceptance (“COA”) is signed by Lessee with a Rent Commencement Date on or prior to the last day of the month of the Estimated Commencement Date stated on the Supplement and such COA is accepted by Lessor.
RENT COMMENCEMENT DATE. Notwithstanding anything to the contrary in the Agreement, the Rent Commencement Date for (i) personal computing equipment, including personal computer-based servers, shall be the date supplied by Lessor on the COA or (ii) for Equipment supplied by Lessor, shall be the earlier of the date of installation or seven (7) days after the Release Date or as specified in the Supplement.
BASE EXTENSIONS. For Equipment and/or Financed Items described as “Base Extension”, this Supplement amends and restates the terms of the Lease and/or Financing Transaction for such Equipment and/or Financed Items and incorporates the terms of the Agreement referenced on this Supplement.
SUPPLEMENT OPTIONS. When indicated on the face of the Supplement, the following terms and conditions shall apply to transactions indicated in this Supplement.
* INTERIM RENT. The Payment Commencement Date shall be the first day of the first full Payment Period following the date that would otherwise constitute the “Rent Commencement Date” under Paragraph 13 of the Agreement and Lessee will pay interim Rent from such date to the Payment Commencement Date. Such interim Rent shall be prorated based on the number of days in Payment Period.
* PAYMENT IN ADVANCE. Rent will be due on the first day of each Payment Period and (except for the invoice for the first Payment Period) will be invoiced one month before its due date. The invoice for any initial partial Payment Period and the first full Payment Period will be issued on the first day of the first full Payment Period following the date of installation.
* PAYMENT IN ARREARS. Rent will be invoiced in advance as of the first day of each Payment Period and will be due on the day following the last day of the Payment Period.
* SECURITY DEPOSIT. As a condition to Lessee entering into the transactions indicated in the Supplement, Lessee has granted to Lessor a security interest in cash held by Lessor as a security deposit in the amount indicated on the face of this Supplement, to secure Lessee’s payment obligations under the Agreement. Lessor may apply any portion of the security deposit against any payment default and shall hold the security deposit until Lessee’s obligations under the Agreement are satisfied in full.
TAX EXEMPT REQUIREMENTS (For Options G’, S’ and T’). Lessee represents that Lessee qualifies as a State or political subdivision of a State for purposes of Section 103(a) of the Internal Revenue Code of 1986, as amended (“Code”). Any misrepresentation of Lessee’s status under Section 103(a) is an event of default under the Agreement. Lessee shall comply with all information reporting requirements of Code Section 149(e) and Treasury Regulations thereunder. Lessee shall file the appropriate Internal Revenue Service (IRS) Form 8038-G or 8038-GC. Lessee shall pay Lessor, on demand, a sum to be determined by Lessor, that will return to Lessor the economic results Lessor would otherwise have received if: (i) Lessee does not file the above IRS form on a timely basis; or (ii) IRS rules Lessee does not qualify under Section 103(a) of the Code.
AUTHORITY TO FILE FINANCING STATEMENTS. Lessee hereby authorizes Lessor to file Uniform Commercial Code (UCC) financing statements relating to the Collateral, as defined below. Lessee hereby grants to Lessor a first priority security interest in the Equipment together with all related software (embedded therein or otherwise), all Financed Items, and all additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of Equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such Equipment and Financed Items (“Collateral”).
TRANSFER OF OBLIGATIONS. Lessee agrees that any transaction initiated under this Agreement shall be binding upon Lessee’s successor and permitted assigns.
ADDITIONAL DEFAULTS AND REMEDIES. If Lessee is in default, Lessee agrees to surrender to Lessor for return to licensor or owner all licensed program materials financed hereunder and to destroy any and all copies thereof. If under applicable law. Lessor is required to comply with standards of commercial reasonableness applicable to secured financings in disposing of the Equipment. Lessee agrees that 10 days prior written notice shall constitute adequate notice of disposition, and any disposition of the Equipment will be conveyed on an “AS IS” basis and Lessor may disclaim any and all warranties.
FINANCIAL STATEMENTS. Upon request, if not publicly available, Lessee agrees to provide to Lessor audited financial statements or unaudited financial statements with Lessor’s approval in such case in form satisfactory to Lessor.
ALTERATIONS; MODIFICATIONS; PARTS. Lessee agrees to (i) allow installation of any changes, additions, and/or capacity monitoring hardware or software on Equipment, as required by manufacturer, or permit manufacturer to monitor Equipment capacity; and (ii) comply with any other terms between Lessee and Equipment manufacturer, including, but not limited to, those that relate to Equipment capacity.
RETURN OF EQUIPMENT. Unless otherwise agreed to in writing by the parties and prior to return to Lessor of each item of Equipment, Lessee is responsible for removing all information and data, including, but not limited to, programs not licensed to a specific item of Equipment. Lessor has no obligations to remove Lessee’s or any other party’s information from an item of Equipment.
LESSEE REPRESENTATIONS. Lessee represents that: (i) any information Lessee may provide to Lessor related to the acquisition price of Equipment and/or Financed Items is the true and accurate price charged by and to be paid to Lessee’s Supplier for such Equipment and/or Financed Items; and (ii) Lessee will use any funds received from Lessor for acquisition of Equipment and/or Financed Items for the sole purpose of acquiring such Equipment and/or Financed Items.
LEASE AGREEMENT AMENDMENT. The following terms and conditions only apply to Term Lease Master Agreements signed prior to January 1997.
LESSEE. Any Parent, Subsidiary or Affiliate of Lessee may enter into a Lease and/or Financing Transaction (each as defined below) under this Agreement by signing a Term Lease Supplement (“Supplement”) referencing this Agreement and so will be bound to the terms and conditions of this Agreement as Lessee. For the purposes of this Agreement, “Parent” shall mean a business entity that owns or controls a majority interest of Lessee; “Subsidiary” shall mean a business entity a majority interest of which is owned or controlled by Lessee; and “Affiliate” shall mean a business entity under common majority control with Lessee.
TERM. The initial Term of the Lease or Financing Transaction shall begin on the Rent Commencement Date and shall expire at the end of the number of months under “Term” in the Supplement.
OPTIONAL EXTENSION. For purposes of the Optional Extension paragraph, the Rent shall be calculated as the sum of the Lease payments over the initial Term divided by the initial Term of the Lease, but for Options B, B+ or L not less than fair market rental value.
FINANCED ITEMS. Software, program licenses, maintenance, services and other one-time charges Financed under this Supplement constitute “Financed Items” and the terms (i) of this Supplement, (ii) any applicable attachments, and (iii) the Agreement, each as may be amended by addenda, constitute the “Financing Transaction” for such Financed Items. The parties agree that all references to “Lease” in paragraphs 37 and 38 shall mean “Lease and/or Financing Transaction”.
TERMS FOR USED EQUIPMENT. This Equipment is provided without any warranty by Lessor, in accordance with Paragraph 9. It is subject to prior disposition at any time prior to Lessor’s signature on the Supplement. Rent Commencement Date will be the earlier of installation or 7 days after Release Date or as noted on the face of this Supplement. Lessee payment of 3 months Rent as liquidated damages is required if Lessee cancels its commitment to lease after Lessor’s Supplement acceptance but before the Equipment is delivered and accepted by Lessee. Lease expiration notice shall be as soon as practicable if the Term is 3 months or less. If Equipment is unmodified, manufactured and assembled by or for IBM and IBM installs and maintains the Equipment, Lessee may exercise the Lessor’s quality satisfaction guarantee within 90 days of the Release Date. At Lessor’s option, the Equipment will either be replaced with equivalent Equipment or returned to Lessor and the Lease terminated with any payments made to Lessor refunded.
TERMS FOR NON-IBM EQUIPMENT AND FOR EQUIPMENT NOT SOURCED FROM IBM. Notwithstanding anything to the contrary in the Agreement, for purpose of this Supplement, “Lessee’s Supplier” shall be the party with whom Lessee has contracted to purchase Equipment, license program materials or acquire services leased or financed herein. Except for paragraphs 41 and 43, all references in the Agreement to “IBM” shall mean “Lessee’s Supplier”. Any occurrences of “or Effective Date for Additional License” in the Agreement are deleted. Any reference to “Estimated Shipment Date” shall mean “Estimated Commencement Date”. Except for personal computing equipment, including personal computer-based servers, the Rent Commencement Date shall be the date Lessee designates on a COA. Any terms and conditions applicable to Option B shall also apply to Options B+ and L. Lessee shall return the Equipment in good condition and working order, wear and tear excepted and qualified for the manufacturer’s approved maintenance service. Should Lessee elect to alter or modify the Equipment, any Lessor-owned Parts that Lessee removes shall remain Lessor’s property and Lessee is not permitted to make such Parts available for sale, transfer, exchange or other disposition without Lessor’s prior written consent. If Lessor consents to a disposition of the removed Parts, the restoration must be with parts Lessor owns or supplies, or those supplied by a source approved by Lessor. For the purposes of the Agreement, a “Part” is any component or element of the Equipment.